UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE FUNDS

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GE FUNDS

GE TOTAL RETURN FUND

(formerly known as GE Strategic Investment Fund)

3001 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

February     , 2009

Dear Shareholder:

We are asking for your support for a series of proposals affecting your investment in the GE Total Return Fund (formerly known as GE Strategic Investment Fund) (the “Fund”), an investment portfolio of the GE Funds (the “Trust”).

A special meeting (the “Meeting”) of the shareholders of the Fund will be held on April     , 2009, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at [3:00 pm] Eastern time, or at any adjournment(s) or postponement(s) thereof.

At the Meeting, shareholders will be asked to consider a number of proposals intended to improve the management and competitiveness of the Fund. For the reasons summarized below and explained in more detail in the accompanying proxy statement, GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and the board of trustees of the Trust (the “Board”) recommend that you vote in favor of each of the proposals.

The Fund began operations in 1992 and since that time it has not made major changes to its investment strategies and investment policies. As a result, GEAM and the Board believe that it is important to modernize the Fund’s investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and free it from certain antiquated investment restrictions. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns. The Board also believes that it is important to provide GEAM with the ability and financial means to efficiently retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Without this ability and financial means, GEAM could not retain sub-advisers without shareholder approval, a costly and time-consuming process, and would not have the means to compensate them. The proposals would provide GEAM with these resources.

More specifically, to improve management and investment flexibility, GEAM and the Board are proposing:

(1)	the implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace sub-advisers;

(2)	the retention of Urdang Securities Management, Inc. to manage assets of the Fund allocated by GEAM to real estate related investments;

(3)	the modernization of various investment policies of the Fund; and

(4)	an amendment to the Investment Advisory and Administration Agreement between the Trust, on behalf of the Fund, and GEAM (the “Advisory Agreement”) to: (a) increase the advisory fee rate paid by the Fund to GEAM, (b) permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the Advisory Agreement, and (c) reflect various additional oversight and other responsibilities delegated to GEAM.

The attached proxy materials describe the proposals in detail and the reasons behind their submission for approval to the shareholders of the Fund.

As a shareholder of the Fund, you are being asked to vote on each proposal. The Board has determined that each of these proposals is in the best interests of the Fund and its shareholders and unanimously recommends that you vote in favor of each proposal.

To ensure that your instructions are counted, please

•	Mark your votes on the enclosed Proxy Ballot

•	Sign and mail your Proxy Ballot promptly

•	You may also vote by telephone or on the Internet

Thank you for your prompt attention to this matter. If you have any questions about the proposals, please contact the Trust toll free at [                                ].

Sincerely,

Michael J. Cosgrove
President of GE Funds
February , 2009

2

GE FUNDS

GE TOTAL RETURN FUND

(formerly GE Strategic Investment Fund)

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF THE GE TOTAL RETURN FUND

TO BE HELD ON APRIL [    ], 2009

Notice is hereby given that a special meeting (the “Meeting”) of the shareholders of the GE Total Return Fund (formerly known as GE Strategic Investment Fund) (the “Fund”), an investment portfolio of GE Funds (the “Trust”), will be held on April [    ], 2009 at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at [3:00 p.m.], Eastern time, or at any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:

1.	To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

2.	To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

3.	To approve the following changes in certain of the Fund’s investment policies:

A.	Amendment of the Fund’s investment policy on senior securities.

B.	Amendment of the Fund’s investment policy on real estate investments.

C.	Amendment of the Fund’s investment policies on making loans.

D.	Amendment of the Fund’s investment policies on borrowing.

E.	Amendment of the Fund’s investment policies on diversification.

F.	Amendment of the Fund’s investment policy on concentration of investments.

G.	Amendment of the Fund’s investment policy on commodities.

4.	To approve an amendment to the Investment Advisory and Administration Agreement between the Trust, on behalf of the Fund, and GEAM (the “Advisory Agreement”) to: (a) increase the advisory fee rate paid by the Fund to GEAM, (b) permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the advisory agreement, and (c) reflect various additional oversight and other responsibilities delegated to GEAM.

5.	To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

Only shareholders of record at the close of business on February 4, 2009, are entitled to notice of, and to vote at, the Meeting, or at any adjournment(s) or postponement(s) thereof.

Your voting instructions on these proposals are important. Please vote as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed proxy ballot (“Proxy Ballot”), or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Proxy Ballot. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important to us regardless of the number of shares it represents.

By Order of the Board of Trustees

/s/ Jeanne M. La Porta
Jeanne M. La Porta
Secretary

Stamford, Connecticut
February [ ], 2009

2

GE FUNDS

GE TOTAL RETURN FUND

(formerly GE Strategic Investment Fund)

3001 Summer Street

Stamford, Connecticut 06905

February     , 2009

PROXY STATEMENT

This Proxy Statement is being furnished to shareholders of the GE Total Return Fund (formerly GE Strategic Investment Fund) (the “Fund”), a series portfolio of the GE Funds (the “Trust”), in connection with the solicitation of proxies by the Board of Trustees of the Trust (the “Board”) with respect to the Fund, to be used at the Special Meeting of Shareholders of the Fund (the “Meeting”), or at any adjournment(s) or postponement(s) thereof. This Proxy Statement and attached materials are being mailed on or about February [    ], 2009.

Supplied with this Proxy Statement is the formal Notice of Special Meeting of Shareholders and a proxy ballot (“Proxy Ballot”). Please read the enclosed proxy materials carefully and cast your vote. The Meeting is scheduled to be held on April [    ], 2009, at [3:00 p.m.], Eastern time, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

At the Meeting, the shareholders of the Fund will be asked to vote on the following matters:

1.	To approve the use of a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

2.	To approve a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

3.	To approve the following changes in certain of the Fund’s investment policies:

A.	Amendment of the Fund’s investment policy on senior securities.

B.	Amendment of the Fund’s investment policy on real estate investments.

C.	Amendment of the Fund’s investment policies on making loans.

D.	Amendment of the Fund’s investment policies on borrowing.

E.	Amendment of the Fund’s investment policies on diversification.

F.	Amendment of the Fund’s investment policy on concentration of investments.

G.	Amendment of the Fund’s investment policy on commodities.

4.	To approve an amendment to the Investment Advisory and Administration Agreement between the Trust, on behalf of the Fund, and GEAM (the “Advisory Agreement”) to: (a) increase the advisory fee rate paid by the Fund to GEAM, (b) permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the advisory agreement, and (c) reflect various additional oversight and other responsibilities delegated to GEAM.

5.	To transact such other business as may properly come before the Meeting, or at any adjournment(s) or postponement(s) thereof.

The Board has fixed February 4, 2009 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Copies of the Trust’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Trust at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services or by calling 1-800-242-0134.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April [    ], 2009:

This proxy statement and copies of the Trust’s most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders are available on the internet at [website address].

2

BACKGROUND ON THE PROPOSALS	I-1
What is the purpose of the Meeting?	I-1
Why are shareholders being asked to approve a “manager of managers” arrangement in Proposal 1?	I-1
Why are shareholders being asked to approve a Sub-Advisory Agreement with Urdang in Proposal 2?	2
Why are shareholders being asked to amend certain investment policies of the Fund in Proposal 3?	2
Why is GEAM proposing to amend the Advisory Agreement in Proposal 4?	3
How will the operating expenses of the Fund be affected if the Proposals are approved by shareholders?	4
Does the adoption of any proposal depend on the adoption of any other proposals or other events?	5

VOTING INFORMATION	6
General	6
Shareholders Entitled to Vote	6
Solicitation of Proxy Ballots	6
Quorum	7
Vote Required	7
Adjournments	8

PROPOSAL 1: APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE AND REPLACE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL	9
Background	9
Manager of Managers” Arrangement	9
Application of the Proposed “Manager of Managers” Arrangement by the Fund	10
Board Approval of “Manager of Managers” Arrangement	11

PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH URDANG WHEREBY URDANG WILL MANAGE THOSE ASSETS OF THE FUND ALLOCATED BY GEAM TO BE INVESTED IN REAL ESTATE RELATED INVESTMENTS	13
Background	13
Information About Urdang Securities Management, Inc	14
Material Terms of the Proposed Sub-Advisory Agreement	14
Matters Considered by the Board	17
Interests of Fund’s Trustees and Officers in the Proposal	19
Implementation	19

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF CERTAIN INVESTMENT POLICIES OF THE FUND	20
Background	20
Benefit to the Fund of Changes in Fundamental Investment Policies	20

3

4

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Board called the Meeting to present to you several proposals intended to improve the management and competitiveness of the Fund.

GEAM and the Board believe that each of the proposals is in the best interests of the Fund and its shareholders, and unanimously recommend that you vote in favor of each proposal.

The Fund began operations in 1992 and since that time it has not made major changes to its investment strategies and investment policies. As a result, GEAM and the Board believe that it is important to modernize the Fund’s investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and free it from certain antiquated investment restrictions. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns. The Board also believes that it is important to provide GEAM with the ability and financial means to efficiently retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Without this ability and financial means, GEAM could not retain sub-advisers without shareholder approval, a costly and time-consuming process, and would not have the means to compensate them. The proposals would provide GEAM with these resources.

More specifically, to improve management and investment flexibility, GEAM and the Board are proposing: (1) the implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace sub-advisers (Proposal 1); (2) the retention of Urdang to manage assets of the Fund allocated by GEAM to real estate related investments (Proposal 2), (3) the modernization of various investment policies of the Fund (Proposal 3); and (4) an amendment to the Advisory Agreement to increase the advisory fee payable to GEAM, to permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the Advisory Agreement, and to reflect additional oversight and other responsibilities delegated to GEAM (Proposal 4).

Taken together, approval of the foregoing proposals would significantly enhance GEAM’s ability to efficiently diversify the Fund’s investments, which is of particular importance in volatile market conditions.

Why are shareholders being asked to approve a “manager of managers” arrangement in Proposal 1?

GEAM does not have the investment management capability to manage all asset classes and market segments, or to fully utilize certain investment techniques and strategies in which it does not have extensive experience. Therefore, in order to take full advantage of the additional investment flexibility being proposed for the Fund, GEAM would need to retain highly qualified sub-advisers with

I-1

expertise in those asset classes, market segments, techniques and strategies. A “manager of managers” arrangement would permit GEAM, subject to Board approval, to appoint unaffiliated sub-advisers and enter into and amend sub-advisory agreements with unaffiliated sub-advisers for the Fund without shareholder approval. The proposed “manager of managers” arrangement is intended to enable GEAM to operate with greater efficiency by allowing it to retain sub-advisers best suited to the needs of the Fund without incurring the expense and delays of obtaining shareholder approval of agreements with sub-advisers.

GEAM believes that a “manager of managers” investment approach would provide a critically important management capability: the ability to efficiently obtain and deploy the services of sub-advisers with investment expertise to complement GEAM’s capabilities. Although a potential disadvantage of a “manager of managers” investment approach for the Fund is that retention of new sub-advisers or replacement of sub-advisers often entails adjustments in the Fund’s portfolio that results in portfolio expenses, GEAM and the Board believe that judicious use of the approach would be of great advantage to the Fund.

Operation of a manager of managers arrangement would be subject to oversight of GEAM and the Board. GEAM would be directly responsible for monitoring a sub-adviser’s performance and compliance with the Fund’s investment objectives and investment strategies, and no sub-adviser could be appointed, removed or replaced without the approval of the Board.

Why are shareholders being asked to approve a Sub-Advisory Agreement with Urdang in Proposal 2?

GEAM and the Board have determined that retaining a sub-adviser with expertise in real estate investment to manage the Fund’s real estate-related investments would be beneficial to the Fund and its shareholders. Real estate related investments have the potential to provide important diversification to the Fund’s portfolio and are therefore desirable in certain market conditions over the long term. Consequently, shareholders are being asked to approve a proposed Sub-Advisory Agreement whereby Urdang will manage those assets of the Fund allocated by GEAM to real estate related investments. Because GEAM, and not the Fund, would pay the sub-advisory fee to Urdang under the proposed Sub-Advisory Agreement out of its advisory fee, approval of the proposed Sub-Advisory Agreement by the shareholders will not increase the total amount paid by the Fund for advisory and sub-advisory services.

Why are shareholders being asked to amend certain investment policies of the Fund in Proposal 3?

The Fund began operations in 1992 and since that time it has not made major changes to its investment strategies and investment policies (including investment restrictions). Proposal 3 would broaden various investment policies of the Fund and is intended to provide the Fund’s portfolio managers the flexibility to invest the Fund’s assets in a broader range of asset classes and market segments and to utilize additional investment techniques and strategies to the extent permitted under current law. This Proposal also would modernize the Fund’s investment policies by bringing them in line with the policies of other funds advised by GEAM and with changes and developments in the law and regulatory interpretations.

Why is GEAM proposing to amend the Advisory Agreement in Proposal 4?

Proposals 1, 2 and 3 are designed to improve the management and competitiveness of the Fund. If adopted and implemented, however, they would result in a substantial increase in costs to GEAM. For example, GEAM would have to compensate and supervise any sub-advisers it hires to manage portions of the Fund’s assets. To the extent that GEAM itself manages new asset classes or market segments, it may need to hire new investment professionals, dedicate additional resources or expand its investment management capabilities in other ways. To compensate GEAM for the costs it would incur in connection with Proposals 1, 2 and 3, GEAM and the Board are proposing to increase the fee rate that the Fund pays GEAM under the Advisory Agreement.

The proposed fee rate increase would provide GEAM with the resources necessary to retain highly qualified sub-advisers with the expertise to complement GEAM’s investment capabilities, and for GEAM to attract and retain highly qualified investment management professionals for the Fund. In addition, the proposed fee rate increase will help defray some of the increasing expenses associated with operating a mutual fund, including those relating to improvements in compliance and technology. Importantly, even with the proposed increase in the fee rate, the rate would be at or below the current industry peer group average for similarly managed mutual funds.

Without the proposed fee rate increase, GEAM could not move forward with implementing Proposals 1, 2 and 3. For this reason, GEAM and the Board have determined that the increase advisory fee rates is in the best interests of the Fund and its shareholders.

How will the total operating expenses of the Fund be affected if the Proposals are approved by shareholders?

If the Proposals are approved by shareholders, the total expenses of the Fund with respect to each class of shares of the Fund will increase. The tables below contrast the Fund’s operating expenses for the Fund’s 2008 fiscal period with what the Fund’s pro forma operating expenses would have been for the same year if the amendment to the Advisory Agreement and new or amended Investor Service Plans and Distribution and Service Plans had been in place for that year:

	2008 Annual Fund Operating Expenses (as a percentage of average net assets)	Pro Forma Annual Fund Operating Expenses (as a percentage of average net assets)
AdvisoryFee:
All Classes	0.35%	0.50%
Distribution and Service (12b-1) Fees:
Class A	0.25%	0.25%
Class B	1.00%	1.00%
Class C	1.00%	1.00%
Class R	0.50%	0.50%
Class Y	None	None
Other Expenses:
Class A	0.31%	0.36%[1]
Class B	0.32%	0.37%[1]
Class C	0.32%	0.37%[1]
Class R	0.31%	0.36%[1]
Class Y	0.31%	0.36%[1]
Acquired Fund Fees and Expenses:
All Classes	0.03%	0.03%
Total Annual Fund Operating Expenses:
Class A	0.94%	1.14%
Class B	1.70%	1.90%
Class C	1.70%	1.90%
Class R	1.19%	1.39%
Class Y	0.69%	0.89%
Fees Waived by (Repaid to) the Adviser:
All Classes	0.02%[2]	0.02%[2]
Net Annual Fund Operating Expenses:
Class A	0.92%	1.12%
Class B	1.68%	1.88%
Class C	1.68%	1.88%
Class R	1.17%	1.37%
Class Y	0.67%	0.87%

[1]

Other expenses includes the estimated one-time costs of (i) preparing, printing and mailing this Proxy Statement and other proxy materials; and (ii) the cost of proxy solicitation, all of which shall be borne by the Fund.

[2]	GEAM will waive a portion of its advisory fee in an amount equal to the advisory fees paid on the Fund’s cash holdings invested in the GE Funds – GE Money Market Fund.

The tables below contrast expense examples based on the Fund’s operating expenses for the 2008 fiscal period under the Fund’s current Advisory Agreement, with expense examples based on what the Fund’s operating expenses would have been for the same year if the amendment to the Advisory Agreement had been in place for that year. The examples are intended to illustrate the impact on the total expenses of the Fund under the current expense structure as contrasted with the total expenses of the Fund under the proposed amendment to the Advisory Agreement.

Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same:

If you redeem your shares at the end of the period, your costs would be:

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$667	$858	$1,066	$1,662	$682	$914	$1,163	$1,877
Class B	570	733	920	1,617	591	794	1,023	1,838
Class C	270	533	920	2,004	291	594	1,023	2,218
Class R	119	375	651	1,438	139	437	757	1,664
Class Y	68	218	381	853	88	281	490	1,091

If you did not redeem your share, your costs would be:

	2008 Fund Operating Expenses				Pro Forma Fund Operating Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$667	$858	$1,066	$1,662	$682	$914	$1,163	$1,877
Class B	170	533	920	1,617	191	594	1,023	1,838
Class C	170	533	920	2,004	191	594	1,023	2,218
Class R	119	375	651	1,438	139	437	757	1,664
Class Y	68	218	381	853	88	281	490	1,091

Does the adoption of any proposal depend on the adoption of any other proposals or other events?

Shareholders will vote on each proposal separately. The approval of each proposal is not contingent upon the approval of any other proposal, except that the implementation of Proposal 1 and the adoption of Proposal 2 are each contingent on the approval of Proposal 4 (i.e., the manager of managers arrangement and the Sub-Advisory Agreement with Urdang would each be considered approved if approved by shareholders. However, neither proposal would be implemented/adopted unless Proposal 4 is also approved at the Meeting, or eventually approved later at another shareholders’ meeting).

THE BOARD OF TRUSTEES OF THE TRUST

RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS

VOTING INFORMATION

General

GE Funds was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on August 10, 1992. The GE Total Return Fund was added as a series of the Trust on November 11, 1992.

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the 1940 Act.

Shareholders Entitled to Vote

Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to vote at the Meeting.

As of the Record Date, there were issued and outstanding shares of beneficial interest of the GE Total Return Fund (“Outstanding Shares”) as set forth below:

GE Total Return Fund	Number of Outstanding Shares
Class A	6,022,565.265
Class B	386,930.523
Class C	712,138.937
Class R	481.518
Class Y	423,669.936
Total for all classes	7,545,786.179

Solicitation of Proxy Ballots

The Fund has retained Broadridge Financial Solutions Incorporated to solicit proxies for a fee estimated not to exceed [$        ] plus a reasonable amount to cover out-of-pocket expenses. The fee does not include legal expenses for preparing the proxy materials or the costs of printing or mailing or other miscellaneous related expenses. The cost of the proxy solicitation will be borne by the Fund.

Certain trustees, officers and other employees of the Trust or GEAM or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Trust will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Trust or GEAM or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Shareholders of the Fund have three options for casting their votes:

1.	Internet—the enclosed Proxy Ballot includes directions for shareholders to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each shareholder’s Proxy Ballot. Shareholders who cast their votes via the internet do not need to mail their Proxy Ballots.

2.	Telephone—the enclosed Proxy Ballot includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s Proxy Ballot. Shareholders who cast their votes over the telephone do not need to mail their Proxy Ballots.

3.	Mail—shareholders also may cast their votes by executing the enclosed Proxy Ballot and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages the shareholders to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Proxy Ballot to arrive late and therefore not be counted. Shareholders may revoke their proxies at any time prior to the close of business on April [    ], 2009 by submitting a properly executed later-dated Proxy Ballot or by submitting written notice to the Secretary of the Trust.

Quorum

The presence, in person or by proxy, of the holders of more than 30% of the Outstanding Shares of the Fund constitutes a quorum for the Meeting. All classes of the Fund’s shares will vote together on each proposal and sub-proposal.

Vote Required

Approval of each Proposal 1, 2, 3 and 4, including each of the sub-proposal 3A, 3B, 3C, 3D, 3E, 3F and 3G, requires the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares, or (2) 67% or more of the shares present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares are present at the Meeting. Each proposal, including each sub-proposal, will be voted on separately. All Outstanding Shares of the Fund will vote in the aggregate, and not by class of shares, on each of these proposals and sub-proposals. The approval of each proposal is not contingent upon the approval of any other proposal, except that the implementation of Proposal 1 and the adoption of Proposal 2 are each contingent on the approval of Proposal 4 (i.e., the manager of managers arrangement and the Sub-Advisory Agreement with Urdang would each be considered approved if approved by shareholders. However, neither proposal would be implemented/adopted unless Proposal 4 is also approved at the Meeting, or eventually approved later at another shareholders’ meeting).

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the proposals because each proposal, including each sub-proposal, requires the affirmative vote of a specified majority of the Fund’s Outstanding Shares.

Adjournments

It is possible that the Fund may propose to its shareholders one or more adjournments of the Meeting. For example, if sufficient votes to approve one or more of the proposals of the Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to the Fund to permit further solicitation of proxies. The holders of a majority of shares of the Fund entitled to vote at the Meeting and present in person or represented by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to the Fund. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

PROPOSAL 1

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT

WHEREBY GEAM, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE

AND REPLACE SUB-ADVISERS TO THE FUND WITHOUT OBTAINING

SHAREHOLDER APPROVAL

Background

Pursuant to the Advisory Agreement, GEAM, subject to the supervision of the Board, serves as investment adviser to the Fund. If shareholders approve the amendment to the Advisory Agreement under Proposal 4 below, GEAM would be permitted, at its own expense, to select and contract with one or more sub-adviser(s) to perform some or all of the services for the Fund for which GEAM is responsible. However, as described more fully below, even if GEAM is permitted to delegate all or a portion of its responsibilities to one or more sub-adviser(s) under the Advisory Agreement, exercising such right to hire or replace sub-advisers under the current arrangement would require, in each instance, shareholder approval, which is a costly and time consuming process.

If GEAM is permitted to delegate portfolio management duties to a sub-adviser with respect to the Fund, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Fund, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, the Fund must obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser to replace an existing one, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement.

In order to take full advantage of the additional investment flexibility being proposed for the Fund, GEAM would need to retain highly qualified sub-advisers with expertise in those asset classes, market segments, techniques and strategies in which it does not have investment management capability or extensive experience. A “manager of managers” arrangement would permit GEAM, subject to Board approval, to appoint unaffiliated sub-advisers and enter into and amend sub-advisory agreements with unaffiliated sub-advisers for the Fund without shareholder approval. The proposed “manager of managers” arrangement is intended to enable GEAM to operate with greater efficiency by allowing it to retain sub-advisers without incurring the expense and delays of obtaining shareholder approval of agreements with sub-advisers.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers and mutual fund families have requested and obtained orders from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder (“Orders”). Subject to certain conditions on which the Orders are based, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds without first obtaining shareholder approval. (One of the conditions, however, is that shareholders of the mutual fund approve the “manager of managers” arrangement.) The Trust, together with GEAM and other mutual funds for which GEAM serves as an investment adviser, filed an application with the SEC for an Order on July 9, 2008, and an amended application for an Order on November 3, 2008. The Trust anticipates receiving an Order from the SEC sometime in 2009.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board and GEAM to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the “manager of managers” arrangement prior to implementation and comply with the other conditions of the Rule. The conditions of the final Rule are expected to be very similar to those included in recent Orders.

Employment of the “manager of managers” arrangement by GEAM and the Fund is contingent upon: (1) approval of such an arrangement by the Fund’s shareholders; and (2) either (a) receipt of an Order from the SEC, or (b) the adoption of the Rule. Neither GEAM nor the Fund can assure that the SEC will either grant an Order or adopt the Rule. GEAM and the Board determined to seek shareholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future, as well as to potentially reduce the time in hiring a sub-adviser.

Application of the Proposed “Manager of Managers” Arrangement by the Fund

The proposed “manager of managers” arrangement would permit GEAM, subject to Board approval, to appoint and replace unaffiliated sub-advisers, and enter into and amend existing and new sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The Board believes that it is in the best interests of the Fund and its shareholders to adopt a “manager of managers” arrangement. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of ‘Manager of Managers’ Arrangement.”

The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly to the Fund, and may cause delays in executing changes that the Board and GEAM have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by such Fund’s shareholders). If shareholders approve this Proposal, then GEAM and the Board would be able to act more quickly and with less expense to the Fund to retain new unaffiliated sub-advisers.

Under the proposed “manager of managers” arrangement, the Board would oversee the selection of any sub-advisers and evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser and the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought. GEAM would bear the cost of the sub-advisory fees payable to any such sub-adviser.

Furthermore, operation of the Fund under the proposed “manager of managers” arrangement would not: (1) permit investment advisory fees paid by a Fund to GEAM to be increased without shareholder approval; or (2) diminish GEAM’s responsibilities to the Fund, including GEAM’s overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of an Order from the SEC or the adoption and effectiveness of the Rule, GEAM will enter into new sub-advisory agreements only with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement and the fees payable thereunder, or any material change to an existing sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information as required by the Order or Rule, as applicable.

If Proposal 1 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for GEAM to enter into any new sub-advisory agreement or to materially amend any existing sub-advisory agreement with respect to the Fund.

Board Approval of “Manager of Managers” Arrangement

At a meeting held on September 26, 2008, the Board, including the Trustees of the Trust that are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and unanimously approved the use of the “manager of managers” arrangement and determined to obtain shareholder approval of the same.1 In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.	A “manager of managers” arrangement will enable GEAM and the Board to act more quickly, and with less expense to the Fund, in appointing new sub-advisers when the Board and GEAM believe that such appointment would be in the best interests of the Fund and its shareholders;

2.	GEAM would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objective and investment strategies and analyzing the performance of the sub-adviser; and

[1]

Shortly thereafter, the Board determined to postpone implementation of all of the proposals described in this Proxy Statement, including the “manager of managers” arrangement, primarily as a result of turmoil in the financial markets. At a meeting held on February 4, 2009, the Board determined to move forward with implementation of the proposals and is now seeking shareholder approval for them.

3.	No sub-adviser could be appointed, removed or replaced without the Board’s approval and involvement.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of this Proposal 1.

PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH URDANG WHEREBY

URDANG WILL MANAGE THOSE ASSETS OF THE FUND ALLOCATED BY GEAM

TO BE INVESTED IN REAL ESTATE RELATED INVESTMENTS

Background

As explained above, GEAM proposed a series of initiatives that would improve the management and competitiveness of the Fund, including proposals that would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments and utilize additional investment techniques. If shareholders approve Proposal 4 in this Proxy Statement, the amendment to the Advisory Agreement would permit GEAM, subject to Board approval and other applicable legal requirements, to delegate certain of its responsibilities to a sub-adviser. In the event that GEAM delegates certain responsibilities to a sub-adviser, it would remain responsible for ensuring that the sub-adviser performs the services delegated to the sub-adviser pursuant to a sub-advisory agreement.

Because real estate related investments have the potential to provide important diversification to the Fund’s portfolio and are therefore desirable in certain market conditions, GEAM and the Board have determined that retaining a sub-adviser with expertise in real estate investment to manage real estate related investments for the Fund would be beneficial to the Fund and its shareholders. Therefore, GEAM has proposed retaining Urdang to act as a sub-adviser for that portion of the Fund’s assets allocated by GEAM to real estate related investments (the “Allocated Assets”). It is anticipated that Urdang will begin serving as a sub-adviser to the Fund when GEAM believes market conditions will be favorable for real estate related assets.

Urdang currently serves as sub-adviser to the Real Estate Securities Fund, an investment portfolio of the GE Investment Funds, Inc. (the “Real Estate Securities Fund”), whereby GEAM serves as the investment adviser. Because of GEAM’s favorable experience with Urdang in connection with the Real Estate Securities Fund, as well as the satisfactory investment performance of the Real Estate Securities Fund since Urdang was retained as sub-adviser, GEAM recommended to the Board that Urdang be retained as sub-adviser to the Fund to manage the Allocated Assets.

At a meeting held on September 26, 2008, the Board, including the Independent Trustees, considered and unanimously approved and voted to recommend to the shareholders of the Fund that they approve the proposed Sub-Advisory Agreement among GEAM, the Trust, on behalf of the Fund, and Urdang (the “Proposed Sub-Advisory Agreement”), a copy of which is attached as Exhibit A to this Proxy Statement.2

[2]

Shortly thereafter, the Board determined to postpone implementation of all of the proposals described in this Proxy Statement, including the retention of Urdang, primarily as a result of the turmoil in the financial markets. At a meeting held on February 4, 2009, the Board determined to move forward with implementation of the proposals, including retention of Urdang, and is now seeking shareholder approval of the Proposed Sub-Advisory Agreement.

Information About Urdang Securities Management, Inc.

Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (“Urdang Capital”). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (“BNY Mellon”) and operates as part of BNY Mellon’s Asset Management Division. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (“REITs”). As of December 31, 2008, Urdang managed accounts invested in publicly-traded real estate securities with assets in the aggregate totaling approximately $1.4 billion.

If the Proposed Sub-Advisory Agreement is approved by shareholders, the Allocated Assets of the Fund will be co-managed by Dean Frankel, CFA and Eric Rothman, CFA. Mr. Frankel is the senior portfolio manager, North America Real Estate Securities at Urdang and will serve as senior portfolio manager to the Fund. He joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang’s proprietary research process including the firm’s Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American real estate securities portfolio.

Mr. Rothman will serve as a portfolio manager to the Fund, where he will help direct Urdang’s U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman will support the senior portfolio manager with market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience including more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP

Additional information about Urdang, including the principal executive officers and directors of Urdang, and other investment companies with similar investment objectives to that of the Fund for which Urdang provides investment management services, is provided in Exhibit B.

Material Terms of the Proposed Sub-Advisory Agreement

The following discussion is a description of the material terms of the Proposed Sub-Advisory Agreement. This description is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement contained in Exhibit A to this Proxy Statement.

Duties

Under the Proposed Sub-Advisory Agreement, Urdang will be responsible for providing a continuous investment program for the Allocated Assets, including investment research and management, subject to the oversight and supervision of GEAM and the Board. Urdang will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to the Allocated Assets, and will be responsible for placing purchase and sell orders for the Allocated Assets. Urdang will also consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics.

Among its duties set forth in the Proposed Sub-Advisory Agreement, Urdang will be required to (1) provide the Board and GEAM with reports and other information, (2) assist the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and assist the Trust’s accounting services agent or GEAM in obtaining independent sources of market valuations for all other portfolio securities, and (3) cooperate fully with GEAM, the Trust, and officers and Trustees of the Trust, including the Chief Compliance Officer of the Trust, with respect to all compliance-related matters.

Sub-Advisory Fee

Under the Proposed Sub-Advisory Agreement, Urdang will receive a sub-advisory fee for managing the Allocated Assets. The fee is based on the amount of Allocated Assets aggregated with the assets of other mutual funds and accounts managed by GEAM for which Urdang serves as a sub-adviser, and which are managed pursuant to the same real estate related investments strategy (the “Aggregate Allocated Assets”). The fee is as follows:

For every month during which the average Aggregate Allocated Assets3 is less than $100 million, the sub-advisory fee is at the annual rate of 0.50% of average Aggregate Allocated Assets for the month. For any month during which the average Aggregate Allocated Assets is equal to or greater than $100 million, the sub-advisory fee for the month is at the following annual rates:

First $100 million of average Aggregate Allocated Assets	0.425%
Next $100 million of average Aggregate Allocated Assets	0.375%
Over $200 million of average Aggregate Allocated Assets	0.350%

Due to breakpoints in the fee schedule, the fee rate under the Proposed Sub-Advisory Agreement will vary based on the Aggregate Allocated Assets. If Urdang had served as sub-adviser to the Fund under the Proposed Sub-Advisory Agreement for the past fiscal period ended September 30, 2008, and Urdang managed GEAM’s currently targeted Allocated Assets, the total annual fee rate that would have been paid to Urdang is estimated by GEAM to have been [        %]. It is important to note that GEAM will pay the sub-advisory fee to Urdang out of its own assets, and that the sub-advisory fees to Urdang will not be paid directly by the Fund. As a result, the advisory fees paid by the Fund will not change as a direct result of the hiring of Urdang as sub-adviser to the Fund under the Proposed Sub-Advisory Agreement, assuming the approval of Proposal 4.

[3]

The Aggregate Allocated Assets for any period is the aggregate average daily net assets for that period attributable to the real estate related investments strategy managed by GEAM and sub-advised by Urdang, including the average daily net assets of the Real Estate Securities Fund, the Allocated Assets of the Fund and assets of other funds managed under this strategy.

Term and Termination

The Proposed Sub-Advisory Agreement will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the approval.

The Proposed Sub-Advisory Agreement may be terminated at any time without penalty by the Board, or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to Urdang. The Proposed Sub-Advisory Agreement may also be terminated, without penalty, by GEAM: (1) upon 60 days’ written notice to Urdang, (2) upon material breach by Urdang of any of the representations and warranties set forth in the Proposed Sub-Advisory Agreement, or (3) upon Urdang becoming unable to discharge its duties and obligations under the Proposed Sub-Advisory Agreement, including circumstances such as financial insolvency of Urdang or other circumstances that could adversely affect the Fund. Urdang may terminate the Proposed Sub-Advisory Agreement at any time, without penalty, on 60 days’ written notice to GEAM. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

Amendment

The Proposed Sub-Advisory Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the amendment is sought, provided that material amendments will be effective only if approved by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), unless the Trust receives an order from the SEC or opinion of counsel permitting it to modify the Proposed Sub-Advisory Agreement without such vote or such action is otherwise permissible under the 1940 Act or rules thereunder.

Indemnification

The Proposed Sub-Advisory Agreement contains provisions relating to indemnification whereby (1) the Trust and GEAM agree to indemnify and hold Urdang, its officers and directors, and any person who controls Urdang, harmless from any and all direct or indirect liabilities, losses or damages, arising from circumstances specified therein, and (2) Urdang agrees to indemnify and hold the Trust and GEAM, their officers and trustees/directors, and any person who controls them, harmless from any and all direct or indirect liabilities, losses or damages, arising from circumstances specified therein.

Matters Considered by the Board

The Board considered and approved the Proposed Sub-Advisory Agreement with Urdang at its September 26, 2008 meeting. The Board reviewed with GEAM Urdang’s performance history as well as detailed information about Urdang and its professional staff, including Urdang’s investment philosophy and expertise in real estate investments. The Board noted that Urdang serves as sub-adviser to the Real Estate Securities Fund and that both Urdang and GEAM had provided the Board with a substantial amount of information and analysis at the prior annual contract renewal meeting held on December 12, 2007. As such, the basis for the Board’s December 2007 renewal of the investment sub-advisory agreement with Urdang would remain the basis for the Board’s approval of the Proposed Sub-Advisory Agreement, subject to the new consideration of Urdang serving as sub-adviser to the Fund under the proposed new structure. Below is a description of the Board’s considerations in approving the Proposed Sub-Advisory Agreement.

In approving the Proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, advised by independent legal counsel, considered and discussed a substantial amount of information and analysis provided by GEAM and Urdang in advance of the meetings, as well as information, presentations and discussions that occurred at the meetings. In its deliberations, the Board did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the Proposed

Sub-Advisory Agreement are discussed separately below.

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by Urdang. The Board focused on its past experience with Urdang in connection with its services as sub-adviser to the Real Estate Securities Fund. The Board considered Urdang’s favorable attributes relating to its investment philosophy oriented toward long-term performance, effective processes used for selecting investments and its experienced professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the type of strategy it manages.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by Urdang would be satisfactory, of high quality, and would have the potential to benefit the Fund.

Investment Performance of Urdang

The Board considered the investment performance of Urdang for various periods focusing on Urdang’s investment performance with respect to the Real Estate Securities Fund since the commencement of Urdang’s management of that fund. The Board reviewed detailed historical comparisons of performance information provided by Urdang compared to relevant securities indices and peer groupings with respect to various periods. The Board also engaged in detailed discussions with GEAM and Urdang about Urdang’s investment processes, focusing on the number and experience of portfolio management and supporting research personnel and Urdang’s investment style and approach employed. The Board discussed the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board also considered GEAM’s discussion of how the retention of Urdang would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the Independent Trustees, found the historical performance of Urdang to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fees to be paid to Urdang had been negotiated at arm’s-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by Urdang to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected allocation of the Fund’s assets to Urdang for portfolio management. Given the arm’s-length nature of the initial arrangements, the Board did not examine the specific levels of profitability for Urdang.

The Extent to Which Economies of Scale May be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to proposed sub-advisory fees because GEAM will pay Urdang out of its advisory fees received from the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided by Urdang, and the proposed fees to be charged to GEAM for those services. The Board reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. The Board also considered its favorable experience with Urdang as sub-adviser to the Real Estate Securities Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that Urdang derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board does not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on its discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the proposed sub-advisory fee rate to be paid to Urdang is reasonable in relation to the services expected to be provided to the Fund. In view of these facts, the Board, including the Independent Trustees, concluded that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Interests of Fund’s Trustees and Officers in the Proposal

None of the current Trustees or officers of the Fund currently holds an office with, or is employed by, Urdang, or has purchased or sold securities or ownership interests of Urdang, its parent companies, or subsidiaries during the Fund’s most recently completed fiscal period.

Implementation

If the Proposed Sub-Advisory Agreement is approved, and contingent upon the approval of Proposal 4 below, it is anticipated that Urdang will begin serving as sub-adviser to the Fund on a date that GEAM believes market conditions will be favorable for the Fund to begin investing in real estate related assets.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of Proposal 2.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF CERTAIN INVESTMENT POLICIES OF

THE FUND

Background

The Fund operates in accordance with its investment objective, principal investment strategies and investment policies, which are described in the Prospectus or Statement of Additional Information (“SAI”) for the Fund. Under the 1940 Act, the Fund must have investment policies relating to certain types of investments and practices and may not change such policies without shareholder approval. Consistent with industry practice, the Trust characterizes these policies, along with other policies which it has determined not to change without shareholder approval, as fundamental policies. In contrast, those investment policies of the Trust that are not fundamental may generally be changed by the Board without shareholder approval.

Proposals 3A through 3G are intended to modernize the Fund’s investment policies by amending certain of its fundamental investment policies. Shareholders are being asked to vote separately on each of Proposals 3A through 3G. If a sub-proposal is approved by the Fund’s shareholders at the Meeting, the proposed change to that investment policy will be adopted by the Fund. Each approved sub-proposal will take effect when the Fund’s Prospectus or SAI is updated to reflect the changes. If the shareholders of the Fund fail to approve any sub-proposal in this Proposal 3, the current investment policy or policies contained in that sub-proposal will remain in effect for the Fund.

Benefit to the Fund of Changes in Certain Investment Policies

Changes to the Fund’s fundamental investment policies as proposed in the sub-proposals of this Proposal 3 will benefit the Fund and its shareholders for the following reasons:

First, each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment. The Fund’s investment policies have been in effect since the Fund began operations in November 1992. Since that time, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state and securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Fund remains subject to several fundamental investment policies that are more restrictive than are necessary or desirable. Modernizing the Fund’s investment policies generally would allow the Fund to take advantage of changes in financial markets and new investment strategies by providing the Fund’s portfolio managers with the flexibility to invest in a broader range of asset classes and market segments and to utilize additional investment techniques and strategies to the extent permitted under current law. These changes would improve GEAM’s ability to efficiently diversify the Fund’s investments and potentially enhance its returns.

Second, the proposed changes would not affect the Fund’s current investment objective or its principal investment strategies.

Third, by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to certain investment policies.

Fourth, GEAM currently serves as investment adviser to a number of other mutual funds that are subject to investment policies that are more consistent with the requirements of current laws and regulations. By aligning the investment policies of the Fund with the policies of these other funds, GEAM’s monitoring of compliance with the stated policies would become more streamlined and efficient.

Board Approval of Proposed Changes to Fund’s Investment Policies

At a meeting held on September 26, 2008, the Board reviewed these proposed changes to the Fund’s investment policies.4 The Board concluded that the ability of GEAM (or a sub-adviser) to manage the Fund’s portfolio in a changing regulatory or investment environment would be enhanced and that investment management opportunities should be increased by the proposed changes. As a result, the Board, including the Independent Trustees, concluded that it would be in the best interests of the Fund and its shareholders to make the changes to each of the Fund’s investment policies described in Proposals 3A through 3G, and the Board approved seeking shareholder approval of these changes.

Proposal 3A: Amend the Fund’s Policy on Senior Securities

The 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Generally speaking, senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a mutual fund to another party. Similarly, senior securities can include other types of investments, or even transactions that a mutual fund enters into, that result in a mutual fund being in debt to another party. The 1940 Act prohibition on mutual funds issuing senior securities was designed generally to restrict funds’ ability to become indebted to other parties. As a result, even borrowing of money by a mutual fund comes under the prohibition (though the prohibition also contains exceptions that permit funds to borrow from banks). The prohibition exists to limit a mutual fund’s ability to borrow money (directly or through the issuance of debt securities) for investment purposes, which has the effect of leveraging the fund’s investments.

Notwithstanding the 1940 Act prohibition on issuing senior securities, the SEC permits mutual funds to make certain types of investments that involve indebtedness for funds pursuant to certain procedures designed to limit a fund’s overall indebtedness. Such investments include:

[4]

Shortly thereafter, the Board determined to postpone implementation of all of the proposals described in this Proxy Statement, including these changes to the investment policies, primarily as a result of the turmoil in the financial markets. At a meeting held on February 4, 2009, the Board determined to move forward with implementation of the proposals and is now seeking shareholder approval for them.

reverse repurchase agreements; purchasing securities on margin or relying on short-term credit for clearance of purchase or sale transactions; purchasing securities on a “when-issued” or delayed delivery basis; certain option contracts on securities and securities indices; futures contracts on securities and securities indices; forward contracts on securities, foreign currencies or other items; various types of swap agreements; instruments or transactions representing combinations of the foregoing; and other similar arrangements and instruments (hereinafter, “permitted leveraged investments”).

The Fund currently is subject to fundamental investment policies on issuing senior securities that prohibit the Fund from making short sales of securities or maintaining a short position. The proposed changes would continue to permit the Fund to invest in all permitted leveraged investments (subject, of course, to the applicable SEC requirements). Further, the changes would simplify the existing policies and make them consistent with the other mutual funds managed by GEAM. The proposed changes would also permit the Fund to issue senior securities to the extent permitted by applicable law. Because issuing senior securities involves borrowing, or otherwise incurring indebtedness, by the Fund, Proposal 3A would permit such activity to the extent that it is consistent with the Fund’s fundamental policy on borrowing as described in Proposal 3D below.

By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Fund the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Fund. To the extent the Fund in the future increases its investments in permitted leveraged investments, in accordance with the policy as proposed, the Fund will be subject to the risks associated with such investments, including, but not limited to, counterparty credit risk, interest rate risk and risks associated with leverage, as well as certain of the risks discussed in Proposal 3D with respect to borrowings.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3A would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on issuing senior securities be amended as follows:

Current Policy	New Policy
The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Proposal 3B: Amend the Fund’s Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have an investment policy governing investments in real estate. The Fund currently is subject to a fundamental investment policy prohibiting it from investing directly in real estate, or in any real estate limited partnership interests, or investing in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

It is proposed that the current fundamental policy regarding real estate be amended to permit the Fund to invest directly in real estate or in direct interests in real estate, subject to the limitations arising under the Fund’s other investment policies, such as the limitation on illiquid investments and the policy on industry concentration. The proposed fundamental policy on investing in real estate would provide the Fund with the maximum flexibility consistent with current legal requirements. The proposed policy would permit the Fund to purchase direct interests in real estate or in real estate limited partnerships and private REITs. The proposed policy will continue to permit the Fund to purchase interests in real estate securing the obligations of an issuer of a security held by the Fund (e.g., as in the case of default of an issuer), or otherwise hold and sell real estate acquired by the Fund as a result of its ownership of a security. Furthermore, the proposed policy would continue to permit the Fund to purchase indirect interests in real estate, including transactions involving (1) mortgage-related securities and securities secured by real estate, mortgages or interests in real estate or mortgages, and (2) securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., public REITs).

The Fund has no current intention to invest directly in real estate or in direct interests in real estate, and therefore, amendment of the existing policy as proposed is not expected to increase materially the risk of an investment in the Fund nor affect its management at this time. However, to the extent that the Fund invests in indirect interests in real estate or purchases or otherwise acquires real estate or direct interests in real estate in the future, such investments may be illiquid and subject to the risks associated with illiquid investments. Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3B would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on real estate investments be amended as follows:

Current Policy	New Policy
The Fund may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Proposal 3C: Amend the Fund’s Policies on Making Loans

Under the 1940 Act, a mutual fund must have an investment policy regarding making loans to other persons. Currently, the Fund is subject to a fundamental policy that prohibits the Fund from lending its assets or money, except through (a) purchasing of debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes, and (e) entering into variable rate demand notes.

It is proposed that the Fund’s fundamental policy be revised to permit the Fund to lend its portfolio securities or money to the extent that the lending is permitted by applicable law. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of a fund’s total asset value.

As proposed, the policy would restrict the Fund from lending its assets or money, except: (1) by purchasing debt obligations; (2) making loans of cash or securities as permitted by applicable law; (3) by entering into repurchase agreements; (4) investing in permitted leveraged investments; and (5) as otherwise permitted by applicable law.

This change would give the Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of current interpretations of the 1940 Act. For example, the Fund would have greater ability to engage in transactions that could be considered lending, but which could benefit the Fund through greater return potential. However, lending assets or money increases the Fund’s exposure to the risks associated with these activities. Borrowers may not repay money lent to them by the Fund. Likewise, the Fund might experience a delay in recovery of, or potential inability to recall, loaned securities if the borrower is unable or unwilling to return them. In addition, although the Fund generally obtains collateral in return for lending securities, it may experience a delay in receiving such collateral, or a possible loss in market value of the collateral.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3E would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on making loans be amended as follows:

Current Policies	New Policy
The Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.	The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, and (e) as otherwise permitted by applicable law.

Proposal 3D: Amend the Fund’s Policies on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all funds have a policy on borrowing money. The Fund’s policy on borrowing is closely related to its policy on senior securities since borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A fund may need to borrow money for a number of reasons. First, a fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances in which (a) the amount of redemptions exceeds available cash and market conditions are not favorable to sell portfolio securities to meet those redemptions, or (b) the fund has not yet received payment for securities it has sold. Second, a fund may need to borrow to pay for securities purchased because it does not have available cash. Third, permitted leveraged investments often entail indebtedness that can be viewed as borrowing because they may result in the same type of leverage occasioned by borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows money, it will pay interest on the borrowed amount which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the fund receives from the securities purchased with borrowed amounts. Additionally, a fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

The Fund currently has two policies related to borrowing. The first policy provides that the Fund may not borrow amounts in excess of 33-1/3% of its total assets, taken at market value at the time of the borrowing, and then only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities. Whenever borrowings of 5% or more of the Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments. The second policy provides that the Fund may not purchase any securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of portfolio securities.

The proposed amendment would make the Fund’s policy on borrowing more flexible. Under the proposed policy, the Fund would be restricted from borrowing money, except that the Fund would be permitted to: (1) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (2) to the extent permitted by applicable law, borrow amounts equal to an additional 5% of its total assets for temporary purposes; (3) invest in permitted leveraged investments; (4) engage in transactions in mortgage dollar rolls and other similar transactions; and (5) as is otherwise permitted by applicable law. To the extent the Fund increases its borrowings in the future in accordance with the policy, as proposed, it will be subject to the risks described above.

This change would give the Fund the flexibility to invest in permitted leveraged investments that might be construed as entailing “borrowing” and would permit the Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing this policy also would permit greater consistency in managing the Fund’s portfolio when such borrowings are necessary for the efficient management of the Fund’s assets.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3F would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on borrowing be amended as follows:

Current Policies	New Policy

The Fund may not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of the Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

The Fund may not purchase any securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of portfolio securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Fund.

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Proposal 3E: Amend the Fund’s Policies on Diversification

The 1940 Act requires a mutual fund to adopt an investment policy regarding diversification. As a diversified mutual fund, the Fund currently is subject to fundamental investment policies whereby the Fund may not purchase securities (other than Government Securities, as defined in the 1940 Act) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. Furthermore, the Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to the Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of the Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions.

It is proposed that the Fund’s current fundamental policies regarding diversification be amended so that (a) the Fund may not invest more than 5% of its total assets in the securities (other than Government Securities and securities issued by other investment companies) of a single issuer, except that up to 25% of the total assets of the Fund may be invested without regard to this limitation; and (b) the Fund may not purchase more than 10% of the outstanding voting securities of any one issuer (other than Government Securities and securities issued by other investment companies), except that up to 25% of the Fund’s total assets may be invested without regard to this limitation. The proposed policy would conform the Fund’s policy to that of other mutual funds managed by GEAM for ease of administration and interpretation. The proposed policy differs from the current policy in four respects: (1) it would not require that securities of a foreign government and its agencies always be treated as a single issuer for purposes of the restrictions; (2) it would carve out securities issued by investment companies (in addition to Government Securities) from the 5% of total assets limitation; (3) it would exclude securities issued by other investment companies (in addition to Government Securities) from the limitation on acquiring more than 10% of an issuer’s voting securities; and (4) it would delete the limitation on acquiring more than 10% of the outstanding securities of any class of issuer other than the issuer’s outstanding voting securities.

The proposed amendment is consistent with the requirements of the 1940 Act and would provide the Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act. This proposal seeks to maintain the Fund’s status as a diversified mutual fund under the 1940 Act. Amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund. However, to the extent that the Fund takes a larger position in any one issuer, the Fund will be subject to greater market and credit risks associated with that issuer, and to the industry and sector risks associated with that issuer. As a result, the appreciation or depreciation of the stock of such issuer may result in greater fluctuation in the total market value of the Fund’s portfolio, and in turn, affect the Fund’s performance.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3E would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policies on investments in the securities of any one issuer be amended as follows:

Current Policies	New Policy

The Fund may not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (s) up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

The Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

Proposal 3F: Amend the Fund’s Policy on Concentration of Investments

The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

The Fund has a fundamental policy of not investing more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” includes (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations. However, each foreign country’s banks are regarded as a separate industry.

The proposed new policy on concentration would not define concentration. In particular, it would not include any specific limitation based on a percentage of the Fund’s assets or on the size of the Fund’s investment in securities of issuers in the same industry, nor would it define the scope of any particular industry. The proposed new policy on concentration would give the Fund more flexibility to respond to changing regulatory interpretations and financial markets, to the extent permitted by the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof. Amending the current policy as proposed is not expected to increase the risk of an investment in the Fund, except to the extent that future interpretations of the term “concentration” would permit the Fund to invest a greater percentage of its assets in issuers in a particular industry. To the extent that the Fund takes a larger position in a particular industry, the Fund will be subject to greater industry and sector risks associated with that industry.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3F would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current fundamental policy on concentration of investments in the securities of companies in a particular industry be amended as follows:

Current Policy	New Policy
The Fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations. However, each foreign country’s banks are regarded as a separate industry.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

Proposal 3G: Amend the Fund’s Policy on Investments in Commodities

The 1940 Act requires a mutual fund to have an investment policy governing investments in commodities. The Fund currently is subject to a fundamental investment policy prohibiting it from investing in commodities, except that the Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forwards, futures and options contracts) […]. In effect, the current policy on commodities prohibits the Fund from purchasing physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, grains, metals, and foodstuffs.

It is proposed that the current investment policy regarding commodities be amended to permit the Fund to invest in commodities and commodity contracts, subject to the limitations arising from the Fund’s other investment policies (e.g., the limitation illiquid investments). The proposed fundamental policy on investing in commodities would provide the Fund with the maximum flexibility consistent with the current legal requirements. The proposed policy would permit the Fund to directly invest in physical commodities as well as take long and short positions in (i.e., purchase and sell) commodity based futures contracts, or forward contracts on physical commodities. The proposed amendment of the existing policy would not affect the Fund’s ability to invest in futures contracts or forward contracts on securities or securities indices (or option contracts on the same) or in other permitted leveraged investments.

The Fund has no current intention of investing directly in physical commodities or taking long or short positions in commodity based futures contracts or forward contracts, and therefore, amendment of the existing policy as proposed is not expected to increase materially the risk of an investment in the Fund nor affect its management. To the extent the Fund invests directly in commodities, whether physical or financial, or commodity-related instruments, the Fund will be subject to the particular risks associated with such commodity and its related market. The market for commodities and commodity related contracts can become illiquid and will be subject to illiquid investments risks. In addition, the value of such investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Furthermore, to the extent the Fund enters into forward contracts related to physical commodities, it would be subject to the risk that the counterparty may default or otherwise not perform its obligations under the contract, leading to increased costs to the Fund, delays on recovering amounts owed to the Fund, or even the total loss of such amounts. The Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of its assets in commodities or commodity contracts.

In reviewing the proposed changes, and in weighing the advantages and associated potential risks, the Board believes that approval of Proposal 3G would be in the best interests of the Fund and its shareholders.

It is proposed that the Fund’s current policy on investments in commodities be amended as follows and reclassified as a fundamental policy:

Current Policy	New Policy
The Fund may not invest in commodities, except that the Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forwards, futures and options contracts) [. . .].	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of each of Proposals 3A through 3G.

PROPOSAL 4

APPROVAL OF AN INCREASE IN THE ADVISORY FEE RATE PAID BY THE FUND

TO GEAM AND CERTAIN OTHER CHANGES TO THE ADVISORY AGREEMENT

Background

Proposals 1, 2 and 3 are part of the series of initiatives designed to improve the management and competitiveness of the Fund. If adopted however, the proposed changes would result in a substantial additional services to be provided by GEAM to the Fund and an increase in costs to GEAM. The proposed increase in advisory fee rate would provide GEAM with the resources necessary to retain highly qualified sub-adviser(s) with the expertise to complement GEAM’s investment capabilities, and for GEAM to attract and retain highly qualified investment management professionals for the Fund or dedicate additional resources to the Fund. In addition, the proposed fee rate increase will help defray some of the increasing expenses associated with operating a mutual fund, including those relating to improvements in compliance and technology.

The increase in the advisory fee rate would bring the compensation of GEAM closer in line with the compensation of its peer group averages. By way of comparison to peer group data, at the September 26, 2008 meeting, the Board reviewed data provided by Lipper, Inc. (“Lipper”), an independent third party, which reflected a peer group average annual rate of 0.62% of average daily net assets, as compared with the proposed management fee rate of 0.50% of average daily net assets in the amendment to the Advisory Agreement with GEAM (the “Amended Agreement”). At its February 4, 2009 meeting, the Board reviewed more recent data from Lipper (as of 9/30/08), which reflected a peer group average rate of 0.60% of average daily net assets, as compared with the proposed management fee rate of 0.50% of average daily net assets in the Amended Agreement.

After considering a substantial amount of information and analysis, the Board, including the Independent Trustees, approved, and unanimously recommends that shareholders approve, the Amended Agreement that would: (1) result in an increase in the advisory fee rate paid by the Fund to GEAM under the Advisory Agreement, (2) permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the Advisory Agreement, and (c) reflect various additional oversight and other responsibilities delegated to GEAM. The amendment to the Advisory Agreement in substantially final form is attached as Exhibit C to this Proxy Statement and the Advisory Agreement is attached as Exhibit D to this Proxy Statement. The description of the Amended Agreement contained in this Proxy Statement is qualified in its entirety by reference to the documents included in Exhibit C and Exhibit D.

Current Advisory Agreement

GEAM currently serves as the Fund’s investment adviser pursuant to the Advisory Agreement. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GEAM is a wholly owned subsidiary of the General Electric Company (“GE”). Pursuant to the Advisory Agreement, GEAM provides investment advisory and related management and administrative services to the Fund.

Additional information about GEAM, including the principal executive officers and directors of GEAM, and other investment companies with similar investment objectives to that of the Fund for which GEAM provides investment management services, is provided later in this Proxy Statement under “Additional Information About GEAM.”

Under the terms of the Advisory Agreement, and subject to the supervision and direction of the Board, GEAM has agreed to, among other things, (1) provide a continuous investment management program for the Fund, (2) determine from time to time what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. In performing these services, GEAM will comply with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Board may additionally establish.

Under the Advisory Agreement, GEAM currently receives an advisory fee from the Fund based on the Fund’s average daily net assets calculated at the annual rate of 0.35%. The advisory fee is paid out of the Fund’s assets and therefore is borne by the Fund’s shareholders. The Advisory Agreement, which is dated January 5, 1993, was most recently renewed by the Fund’s Board at a meeting held on December 12, 2008. During the fiscal period ended September 30, 2008, the Fund paid GEAM $                 in advisory fees pursuant to the Advisory Agreement.

Proposed Amendments to the Advisory Agreement

Amended Fee Rate

If shareholders of the Fund approve this Proposal 4, the Fund will amend the Advisory Agreement’s fee schedule as reflected in the table below, which compares the Fund’s current advisory fee rate and the proposed new advisory fee rate:

Current Annual Advisory Fee Rate	Proposed New Annual Advisory Fee Rate
0.35% of average daily net assets	0.50% of average daily net assets

If the proposed new advisory fee rate had been in effect during the fiscal period ended September 30, 2008, GEAM would have received $804,207 as its advisory fee, with respect to the Fund. The percentage difference and dollar amount difference between the amount that GEAM received during the fiscal period ended September 30, 2008, and the amount that it would have received during the same period if the Amended Agreement had been in effect is 42.86% and $241,262, respectively.

Additional Provisions Relevant for Implementing a Multiple Sub-Adviser Structure

The Amended Agreement would permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the Advisory Agreement. The Amended Agreement would also impose additional express duties related to GEAM’s oversight of such sub-adviser(s) that it hires to manage a portion of the Fund’s assets. The key additional responsibilities include monitoring sub-advisers, as well as assessing whether to retain or terminate a sub-adviser. Under the terms of the Amended Agreement, and to the extent GEAM retains one or more sub-adviser(s), GEAM would have responsibility for allocating the Fund’s assets to each of the sub-advisers for purposes of seeking to achieve the Fund’s investment objective. GEAM’s allocation decisions would be based on its view of the markets (and market segments) for various classes of securities and other assets and the likely contribution that each investment strategy can potentially make to the Fund’s investment portfolio over appropriate time horizons. GEAM would also supervise each sub-adviser’s portfolio activities for compliance and allocation purposes. GEAM would also be responsible for allocating cash flows among the sub-advisers and among each investment strategy.

Reasons for the Proposed Amendments to the Advisory Agreement

The proposed increase in the advisory fee rate would support GEAM’s proposed initiatives to improve the management and competitiveness of the Fund. Implementation of these initiatives would result in substantial additional services to be provided by GEAM to the Fund and increased costs to GEAM. To the extent that GEAM itself would manage the Fund’s investments in new asset classes or market segments, GEAM may be required to hire new investment professionals to give it the appropriate investment management capacity with respect to that asset class, or may need to dedicate additional resources to the Fund. If GEAM hires one or more sub-adviser(s) to manage a portion of the Fund’s assets, GEAM, and not the Fund, will be responsible for paying all fees to the sub-advisers. The key additional responsibilities include (1) monitoring the performance of sub-adviser(s), (2) monitoring the sub-adviser(s)’ adherence to the Fund’s investment objective and investment strategies, (3) reviewing the compliance history of sub-adviser(s), and (4) assessing and recommending to the Board whether a sub-adviser should be retained or terminated. Under the terms of the Amended Agreement, GEAM would have responsibility for allocating the Fund’s assets to each sub-adviser for purposes of seeking to achieve the Fund’s investment objective, and supervising each such sub-adviser’s portfolio activities for compliance and allocation purposes.

Furthermore, the mutual fund industry also has been subject to increased compliance costs resulting from the adoption of many new regulatory requirements in recent years, including those relating to Rule 38a-1 under the 1940 Act, the Sarbanes-Oxley Act and other new laws and regulations, as well as higher technology costs to maintain effective investment management and compliance operations.

GEAM believes that the current relatively low advisory fee rate would limit its ability to enhance the level and quality of management and services that are provided to the Fund to ensure that the Fund remains competitive. At the current advisory fee rate in the Advisory Agreement, GEAM may be limited in its ability to develop its investment management capacity with respect to new asset classes or investment styles in which the Fund may invest in the future.

The advisory fee rate paid by the Fund under the Advisory Agreement has been at the low end of the range of rates paid by the Fund’s peer group for the same services. For example, as indicated above, recent data provided by Lipper reflects the fact that the average annual management fee rate paid by the Fund’s peer group of funds was 0.60% of average daily net assets, compared to the 0.35% rate paid by the Fund in 2008. The proposed management fee rate of 0.50% would still be lower than the Fund’s peer group averages.

In requesting the proposed fee rate increase, GEAM believes that the increase would enhance its ability to manage the Fund for the benefit of Fund shareholders. The proposed fee rate increase will provide GEAM with additional flexibility and means to increase the investment management capabilities associated with managing the Fund. In particular, the proposed fee rate increase would provide GEAM with the resources necessary to retain highly qualified sub-adviser(s) with the expertise to complement GEAM’s investment capabilities, and for GEAM to attract and retain highly qualified investment management professionals for the Fund. In addition, the proposed fee rate increase will provide GEAM with additional resources necessary to maintain effective compliance operations for the benefit of Fund shareholders.

In order to oversee the implementation of the proposed initiatives and to properly manage the additional oversight responsibilities described above, GEAM has recently added an additional portfolio manager to share the management responsibilities with Ms. Judith A. Studer. David Wiederecht, who is President—Investment Strategies at GEAM and has more than 20 years of investment management experience, has assumed this new position. Mr. Wiederecht is currently responsible for leading GEAM’s strategic and tactical asset allocation efforts with respect to assets managed by GEAM, including GE’s pension and benefit plans. Prior to his current role, Mr. Wiederecht was the Managing Director—Alternative Investments at GEAM, where he had portfolio management responsibilities for various private equity and real estate investment strategies, including oversight over investments in hedge funds. Prior to joining GEAM in 1988, Mr.  Wiederecht held various positions throughout GE.

Matters Considered by the Board

The Board met on September 26, 2008 to consider the various proposals described in this Proxy Statement, including the recommendation and proposal by GEAM to amend the existing Advisory Agreement between GEAM and the Trust, on behalf of the Fund, for the purposes described above. The Board, including the Independent Trustees, considered and unanimously approved amending the Advisory Agreement to increase the advisory fee rate and to provide for a sub-adviser structure.5

[5]

Shortly thereafter, the Board determined to postpone implementation of all of the proposals described in this Proxy Statement, including the Amended Agreement, primarily as a result of the turmoil in the financial markets. At a meeting held on February 4, 2009, the Board determined to move forward with implementation of the proposals, including the Amended Agreement.

In considering whether to approve the Amended Agreement, the Board, including the Independent Trustees, considered and discussed a substantial amount of information and analysis provided by GEAM. GEAM explained the specific reasons for each of its recommendations and that certain of these items would need to be approved by the Fund’s shareholders, which would involve a proxy solicitation and a special shareholders meeting. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by Lipper. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

During the meetings, the Board reviewed each of the proposals with GEAM and independent legal counsel. The Independent Trustees discussed each proposal in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The Board noted that GEAM had provided the Board with a substantial amount of information and analysis at the prior annual contract renewal meeting held on December 12, 2007. As such, the basis for the Board’s 2007 renewal of the then current Advisory Agreement with GEAM would remain the basis for the Board’s approval of the Proposed Amended Agreement, subject to the new consideration of the higher proposed advisory fee rate and the additional services to be provided by GEAM with respect to the sub-adviser structure.

The Board also had an opportunity to discuss this information with GEAM managers, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed new structure.

In reaching their determination relating to the proposed new structure and in the approval of the Amended Agreement, the Board, including the Independent Trustees, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Provided

The Board reviewed the services provided by GEAM, focusing on its extensive experience with GEAM. In particular, the Board considered, and discussed with representatives of GEAM, the utility of providing the Fund with greater investment flexibility to invest in additional asset classes and market segments, to use additional investment techniques and strategies, and to revise certain investment policies to reduce certain restrictions, and how adoption of a “manager of managers” approach and the approval of the Amended Agreement could facilitate achieving these initiatives. The Board noted the significant additional responsibilities associated with implementing GEAM’s proposed initiatives to improve the management and competitiveness of the Fund, such as selecting and managing the sub-adviser(s), assessing whether to retain or terminate a sub-adviser, designing and supervising the Fund’s new strategy, allocating assets among a wider variety of asset classes and among sub-adviser(s).

In light of these discussions, the Board, including the Independent Trustees, concluded that services provided and expected to be provided by GEAM, would be satisfactory, of high quality and would have the potential to benefit the Fund.

Investment Performance of the Fund

The Board considered the investment performance of the Fund for various periods. In considering the proposed new structure, the Board focused on GEAM’s proposed investment approach for the Fund and information provided by GEAM about the potential for the new structure to improve performance and competitiveness. The Board reviewed detailed comparisons of historical performance information of the Fund with relevant securities indices and peer groupings for various periods. The Board also engaged in detailed discussions with management about GEAM’s investment performance and reviewed the proposed changes to investment strategies and techniques.

Taking these factors into consideration, the Board, including the Independent Trustees, found the historical performance of the Fund to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered the cost of the services provided by GEAM. The Board reviewed actual and pro forma information concerning GEAM’s profitability from the fees and services provided to the Fund currently and, as proposed, and the financial condition of GEAM for various past periods. The Board also considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable.

The Board noted and discussed the additional services to be provided by GEAM to the Fund and noted the fact that GEAM, and not the Fund, would pay all sub-advisory fees to any sub-adviser(s) retained to manage the Fund’s assets, including Urdang. The Board determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, as described below, recognized the additional services it would provide and the costs it would incur assuming these proposals are approved. The Board also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Trustees, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board reviewed the proposed increase in the advisory fee rate and noted that a portion of the increase would likely be consumed by the payment of sub-advisory fees to Urdang and any sub-adviser that may be engaged in the future to manage a portion of the Fund’s assets. The consensus of the Board was that GEAM’s profitability from the advisory fee rate increase would likely remain at a reasonable level.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board recognized the benefits to the Fund of GEAM’s past investment in its operations through the expenditures of substantial sums to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

The Board also considered that GEAM’s proposed Amended Agreement would contain a higher advisory fee rate that was not subject to breakpoints whereas Urdang agreed to modest breakpoints in its fees for larger asset levels. The Board was comfortable that GEAM’s general practice of being paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher fee rate for lower asset levels.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services to be provided to the Fund by GEAM, and the fees charged to the Fund for those services. The Board reviewed information regarding the fees and expected expense ratios for the Fund, and comparative information with respect to similar products. The Board discussed that the Fund’s figures were very competitive and within the applicable peer group range and noted that the proposed advisory fees for the Fund after giving effect to the increase, would still be lower than the recent Lipper peer group average. The Board also considered its extensive experience with GEAM.

The Board, including the Independent Trustees, concluded that, based on this information, the proposed advisory fees would be reasonable in light of the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the proposed advisory fee rate is reasonable in relation to the services expected to be provided to the Fund. The Board, including the Independent Trustees, also concluded more recently that the proposed fee rate change and multiple sub-adviser structure in the Amended Agreement would be in the best interests of the Fund and its shareholders.

Implementation

If approved by shareholders, the increased advisory fee rate will become effective as of May 1, 2009.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of this Proposal 4.

ADDITIONAL INFORMATION ABOUT GEAM

Information about GEAM

GEAM, located at 3001 Summer Street, Stamford, Connecticut 06905, is the investment adviser and administrator of the Fund. GEAM is a wholly-owned subsidiary of GE and a registered investment adviser. As of December 31, 2008, GEAM had approximately $106 billion of assets under management, of which approximately $19 billion was invested in mutual funds.

Set forth below are the names, titles and principal occupations of the directors and executive officers of GEAM. Unless otherwise indicated, the mailing address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900.

Name	Position(s) with GEAM	Position(s) with Fund	Principal Occupations
James W. Ireland III	Chairman of the Board of Directors and President & Chief Executive Officer	None	Chairman of the Board of Directors, President & Chief Executive Officer at GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Daniel O. Colao	Director and Executive Vice President—Chief Financial Officer	None	Executive Vice President – Chief Financial Officer at GEAM since July 2008; Global Chief Financial Officer at Lehman Brothers Investment Management Division in 2008; Managing Director and Global Chief Financial Officer at Lehman Brothers – Mortgage Capital Division from 2007 to 2008; Chief Financial Officer at a number of GE businesses including GE Auto Finance, Fleet Services, Vendor Financial Services and GE Aviation Services from 1999 to 2007.

Paul M. Colonna	Director and President & Chief Investment Officer—Fixed Income Investments	Portfolio Manager of the Fund	President & Chief Investment Officer—Fixed Income Investments at GEAM since March 2007; Executive Vice President at GEAM from March 2007 to September 2008; Senior Vice President—Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President—Structured Products at GEAM from March 2002 to March 2005.

Michael J. Cosgrove	Director and President & CEO—Mutual Funds & Intermediary Business	Chairman of the Board of Directors of the GE Investments Funds, Inc. and President & CEO–Mutual Funds	President and CEO—Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President at GEAM (formerly President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE) from February 1997 to September 2008; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Kathryn D. Karlic	Director and President—Institutional Sales & Marketing	None	President—Institutional Sales and Marketing at GEAM since March 2007; Executive Vice President at GEAM from March 2004 to September 2008; President—Fixed Income at GEAM from March 2004 to March 2007; Senior Vice President—Fixed Income at GEAM from April 2002 to March 2004.

Ralph R. Layman	Director and President & Co-Chief Investment Officer—International Equity Investments	Portfolio Manager of the Fund	President & Co-Chief Investment Officer– International Equity Investments at GEAM since March 2007; Executive Vice President at GEAM from 1993 to September 2008; Executive Vice President—International Equity Investments at GEAM from 2000 to March 2007; Executive Vice President—International Equity Investments of GE Investment Corporation (“GEIC”) from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President—International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Matthew J. Simpson	Director and Executive Vice President—General Counsel & Secretary	Director and Executive Vice President	Executive Vice President, General Counsel and Secretary at GEAM since July 2007; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

Judith A Studer	Director and President—U.S. Equity Investments	Co-Lead Portfolio Manager	President—U.S. Equity Investments since June 2007; Executive Vice President at GEAM from July 2006 to September 2008; President—Investment Strategies at GEAM from March 2007 to June 2007; Executive Vice President—Investment Strategies from July 2006 to June 2007; Senior Vice President—International Equities of GEAM from 1995 to July 2006; Senior Vice President—Domestic Equities of GEAM from 1991-1995; Vice President—Domestic Equities from 1987-1991.

Donald W. Torey	Director and President—Alternative Investments	None	President—Alternative Investments at GEAM since March 2007; Executive Vice President at GEAM from 1997 to September 2008; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President—Alternative Investments of GEIC from 1997-2000; Executive Vice President—Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager—Mergers and Acquisitions Finance for GE from 1989-1993; Vice President—Private Placements of GEIC from 1988-1989.

John J. Walker	Director and Executive Vice President—Chief Operating Officer	None	Executive Vice President and Chief Operating Officer at GEAM since January 2008; Chief Financial Officer at GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM).

David Wiederecht	Director and President—Investment Strategies	Co-Lead Portfolio Manager	President—Investment Strategies at GEAM since February 2008; Executive Vice President—Investment Strategies at GEAM from February 2008 to September 2008; Managing Director— Alternative Investments at GEAM from 2004-2008; Vice President—Alternative Investments/Private Equity/Hedge Fund from 1998-2004.

GEAM’s Management of Funds with Similar Objectives

GEAM manages two other mutual funds with investment objectives that are substantially similar to the Fund, each with objectives to seek maximum total return. The following table discusses the size of each similarly managed fund, the compensation earned by GEAM for each such fund, and applicable waivers, reductions or fee reimbursement arrangements between each such fund and GEAM.

Name of Fund	Size of Fund as of December 31, 2008	Compensation to GEAM	Applicable Waivers, Reductions or Fee Reimbursement Arrangements
GE Investments Funds, Inc. – Total Return Fund	[$ ]	First $100 million 0.50% Next $100 million 0.45% Next $100 million 0.40% Next $100 million 0.35% Over $400 million 0.30%	Pursuant to an expense limitation agreement with GE Investments Funds, Inc., GEAM has agreed to limit total operating expenses charged to the Total Return Fund (excluding certain expenses identified below) to 0.32% of the average daily net assets of the Total Return Fund on an annual basis. Expenses excluded from the limitation are: class specific expenses (such as investor service plan fees, distribution and service plan fees and, for Class 2, Class 3 and Class 4 shares, printing costs), interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of the Total Return Fund’s business. The expense limitation agreement will continue until April 30, 2009, unless terminated or amended.

GE Institutional Strategic Investment Fund	[$ ]	First $25 million 0.45% Next $25 million 0.40% Over $50 million 0.35%	N/A

Amounts Paid to Affiliates

The Distributor

GE Investment Distributors, Inc. (“GEID”), 3001 Summer Street, Stamford, Connecticut 06905, acts as the principal distributor of the shares of the Fund. GEID is a wholly owned subsidiary of GEAM. The Fund did not pay any brokerage commissions on portfolio transactions to GEID or any other affiliated broker-dealer during its most recently ended fiscal period.

Affiliated Service Provider

GENPACT Limited (“GENPACT”) (formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Fund with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24F-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM. For the fiscal period ended September 30, 2008, GENPACT received $1,997 from the Fund.

Continuation of Services

The services provided by GEAM, GEID and GENPACT to the Fund are expected to continue whether or not shareholders approve Proposal 4.

ADDITIONAL INFORMATION ABOUT THE TRUST

Interests of Trustees and Officers in the Proposals

Set forth below are the names, titles and principal occupations of the trustees and officers of the Company. None of the trustees or officers own securities or otherwise have a material direct or indirect interest in GEAM or a person controlling, controlled by or under common control with GEAM. Unless otherwise indicated, the mailing address of each individual is 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900.

Name	Position(s) Held with the Company	Position(s) Held with GEAM	Principal Occupations
Michael J. Cosgrove	Chairman of the Board of Trustees and President & CEO	Director and President & CEO—Mutual Funds & Intermediary Business	President and CEO—Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President at GEAM (formerly President, GEAMS of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of GE) from February 1997 to September 2008; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM since March 1993; Director of GEAM since 1988.

Matthew J. Simpson	Trustee and Executive Vice President	Director and Executive Vice President—General Counsel & Secretary	Executive Vice President, General Counsel and Secretary at GEAM since July 2007; Senior Vice President and General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

John R. Costantino	Independent Trustee	None	General Partner, NGN Capital LLC since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

William J. Lucas	Independent Trustee	None	Vice President and Treasurer of Fairfield University since 1983.

Robert P. Quinn	Independent Trustee	None	Retired since 1983 from Salomon Brothers Inc.

Scott H. Rhodes	Treasurer	Manager of Mutual Funds Operations	GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller—Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

Jeanne M. La Porta	Vice President and Secretary	Senior Vice President & Deputy General Counsel	Senior Vice President and Deputy General Counsel at GEAM since October 2007; Vice President and Associate General Counsel—Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from September 2003 to October 2007 and Secretary since October 2007; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

Robert S. Herlihy	Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer of GEAM and the GE Mutual Funds since July 2005; Manager of Fund Administration at GEAM from March 2002 to July 2005; Manager—Investment Company Services Group of PricewaterhouseCoopers LLP from August 1999 to March 2002.

OTHER INFORMATION

Reports to Shareholders

Copies of the Fund’s most recent annual report and most recent semi-annual report to shareholders will be furnished without charge upon request by writing to the Company at 3003 Summer Street, Stamford, Connecticut 06905, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company), 1-800-313-5282 (for Genworth Life Insurance Company of New York) or 1-800-262-7111 (for Standard Insurance Company).

Shareholder Proposals

As a general matter, the Company does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Company, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Company within a reasonable period of time prior to any such shareholder meeting.

Other Business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

EXHIBIT A

Form of Proposed Sub-Advisory Agreement with Urdang Securities Management, Inc.

GE FUNDS

GE TOTAL RETURN FUND

(formerly known as GE Strategic Investment Fund)

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of                                 , 2009, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE FUNDS, a business trust organized under the laws of The Commonwealth of Massachusetts (“Trust”), on behalf of the GE TOTAL RETURN FUND (formerly known as GE Strategic Investment Fund) (“Fund”), a series of the Trust, solely with respect to Section 13(b) of this Agreement, and URDANG SECURITIES MANAGEMENT, INC., a Pennsylvania corporation (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated January 5, 1993 (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or GEAM in any way or otherwise be deemed an agent of the Trust, the Fund or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement, the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement (as defined below) and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or GEAM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to GEAM or the Trust upon GEAM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports relating to the Allocated Assets, information regarding the Sub-Adviser required to be included in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed or verified at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the ninetieth (90th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the real-estate securities strategy managed by GEAM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Trust may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)	permit GEAM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Trust to compliance risks or lead to a violation by the Trust, GEAM or the Sub-Adviser of the federal securities laws;

(v)	provide GEAM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

(c) The Sub-Adviser certifies that the information stated the currently effective Post-Effective Amendment to the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets and its performance history is true, correct and complete to the best of its knowledge.

10.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties. Likewise, the Sub-Adviser agrees to notify GEAM of any change of control of Sub-Adviser, including any change of its general partner or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after notice of such change.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Trust or GEAM for any loss suffered by the Fund, the Trust or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) GEAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its directors, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Trust and GEAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the Trust or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to GEAM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name:
Title:

GE FUNDS, ON BEHALF OF GE TOTAL RETURN FUND, A SERIES OF GE FUNDS, SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name:
Title:

URDANG SECURITIES MANAGEMENT, INC.

BY:
Name:
Title:

EXHIBIT A

Form of Proposed Sub-Advisory Agreement with Urdang Securities Management, Inc.

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEES SCHEDULE]

The foregoing breakpoints and the annual rate to be paid by GEAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the real estate securities strategy managed by GEAM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within ninety (90) days of the date of termination.

EXHIBIT B

Additional Information About Urdang Securities Management, Inc.

Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (“Urdang Capital”). Urdang Capital is wholly owned by The Bank of New York Mellon Corporation (“BNY Mellon”) and operates as part of BNY Mellon’s Asset Management Division. The address of both Urdang and Urdang Capital is 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

Set forth below are the names and titles of the senior officers and directors of Urdang:

Name	Title

Scott Urdang Gywnedd Valley, Pennsylvania	Chairman, Chief Executive Officer, and Sole Director

Richard Ferst Bala Cynwyd, Pennsylvania	President and Chief Operating Officer

Todd Briddell Wayne, Pennsylvania	Chief Investment Officer, Real Estate Securities

Dean Frankel Wayne, Pennsylvania	Senior Portfolio Manager, North America Real Estate Securities

Peter Zabierek Philadelphia, Pennsylvania	Senior Portfolio Manager, Global Real Estate Securities

Vincent Sanfilippo Gywnedd Valley, Pennsylvania	Chief Investment Officer, Private Markets

David Blum Lafayette Hill, Pennsylvania	Managing Director, Portfolio Management

David Rabin Wayne, Pennsylvania	Managing Director, Acquisitions

Mark Greco Wayne, Pennsylvania	Managing Director, Asset Management

B-1

Urdang currently serves as sub-adviser to the Managers Real Estate Securities Fund, an investment portfolio of Managers Trust I, which invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in stocks of companies principally engaged in the real estate industry, including REITs. As of December 31, 2008, the Managers Real Estate Securities Fund had approximately $8 million in assets. For its sub-advisory services to the Managers Real Estate Securities Fund, Urdang receives compensation in the amount of 0.60% of average net assets per annum, payable quarterly. Urdang has not waived, reduced or otherwise agreed to reduce its compensation with respect to the Managers Real Estate Securities Fund.

Urdang also currently serves as sub-adviser to the GE Investments Funds, Inc. – Real Estate Securities Fund, an investment portfolio of the Company, which invests at least 80% of its net assets, under normal circumstances, in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. As of December 31, 2008, the Real Estate Securities Fund had approximately $60 million in assets. For its sub-advisory services to the Real Estate Securities Fund, Urdang receives compensation, payable quarterly, based on the average daily net assets of the fund according to the following schedule:

First $100 million of average daily net assets	0.425%
Next $100 million of average daily net assets	0.375%
Over $200 million of average daily net assets	0.350%

Notwithstanding the foregoing, for any month during which the average daily net asset value of the Real Estate Securities Fund is less than $100,000,000, the sub-advisory fee is at the annual rate of 0.50% of the average daily net assets of the Real Estate Securities Fund for such month. Urdang has not waived, reduced or otherwise agreed to reduce its compensation with respect to the GE Investments Funds, Inc.- Real Estate Securities Fund.

Urdang has soft dollar arrangements through which it receives research, data and use of software based on standard practices of the brokerage community. In connection with its anticipated services as sub-adviser to the Fund, Urdang expects the dollar value of these benefits to be nominal. Urdang does not execute portfolio transactions through affiliated brokers.

B-2

EXHIBIT C

Form of Proposed Amendment to the Investment Advisory and Administration Agreement

AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENT

GE FUNDS

GE TOTAL RETURN FUND

(formerly known as GE Strategic Investment Fund)

GE ASSET MANAGEMENT INCORPORATED

THIS AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (this “Amendment”) is made as of May 1, 2009, between GE ASSET MANAGEMENT INCORPORATED (“GEAM” formerly known as “GE Investment Management Incorporated”) and GE FUNDS (the “Trust”) on behalf of its GE Total Return Fund (formerly known as GE Strategic Investment Fund) (the “Fund”).

W I T N E S S E T H:

WHEREAS, the Trust and GE Investment Management Incorporated, later renamed GEAM in January 2000, are parties to an Investment Advisory and Administration Agreement (the “Agreement”) dated as of January 5, 1993, pursuant to which GEAM serves as the investment adviser for the Fund; and

WHEREAS, capitalized terms used in this Amendment not defined herein shall have the respective meanings given to them in the Agreement; and

WHEREAS, the Trust and GEAM desire to amend the Agreement to (a) permit GEAM to delegate all or a portion of its duties to one or more sub-adviser(s) under the Agreement, (b) reflect the additional responsibilities of GEAM with respect to one or more sub-adviser(s) managing a portion of the Fund’s portfolio, and (c) increase the advisory fee payable by the Fund to GEAM under such Agreement; and

WHEREAS, this Amendment has been approved in the requisite manner by the Board of Trustees of the Trust (the “Board”) and approved by the shareholders of the Fund.

NOW, THEREFORE, the parties hereby agree as follows:

1. All references in the Agreement to “GE Investment Management Incorporated” and “GEIM” shall be replaced by “GE Asset Management Incorporated” and “GEAM” respectively.

2. Section 1 of the Agreement is hereby amended to add the following services to be provided by GEAM:

(f) GEAM may delegate all or a portion of its duties to one or more sub-adviser(s) under this Agreement.

(g) GEAM agrees to furnish advice and recommendations to the Fund and the Board with respect to the selection and continued employment of any sub-adviser(s) to provide investment advisory services for the portion(s) of the Fund’s portfolio specified by GEAM and on terms and conditions, including but not limited to the compensation payable to any such sub-adviser(s), approved in the manner provided by applicable law and any exemptive order to which the Trust or GEAM is subject.

(h) GEAM agrees to direct the allocation of the Fund’s assets (or no assets) to a sub-adviser based on GEAM’s view of the securities market, the relative performance, asset class, strategy, style, outlook and other considerations related to such sub-adviser.

(i) GEAM agrees to supervise the investments and other transactions made by a sub-adviser on behalf of the Fund for compliance and allocation purposes, subject to the ultimate oversight and supervision of the Board.

(j) GEAM agrees to supervise the cash flows into and out of the Fund for purposes of determining the level of cash and cash equivalents the Fund should maintain and how to allocate those cash flows among any sub-adviser(s) and the assets managed by them.

3. Section 4 of the Agreement is hereby amended and restated to read as follows:

Section 4. Compensation. In consideration of services rendered and the expenses paid by GEAM pursuant to this Agreement, the Trust will pay GEAM on the first business day of each month a fee calculated as a percentage of the average daily net assets of the Fund during the previous month at the annual rate of 0.50%.

For the purpose of determining fees payable to GEAM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

4. The Agreement, except as expressly amended hereby, shall continue in full force and effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT as of the day and year first above written.

GE FUNDS, on behalf of GE TOTAL RETURN FUND

By:
Name:	Michael J. Cosgrove
Title:	Chairman of the Board and President

GE ASSET MANAGEMENT INCORPORATED

By:
Name:	Matthew J. Simpson
Title:	Executive Vice President

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EXHIBIT D

Investment Advisory and Administration Agreement

GE FUNDS

GE STRATEGIC INVESTMENT FUND

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

January 5, 1993

GE Investment Management Incorporated

3003 Summer Street

P.O. Box 7900

Stamford, Connecticut 06904

Ladies and Gentlemen:

GE Funds, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), confirms its agreement with GE Investment Management Incorporated (“GEIM”) with respect to GEIM’s serving as the investment adviser and administrator of GE Strategic Investment Fund (the “Fund”), a series of the Trust. GEIM agrees to provide services upon the following terms and conditions:

Section 1. Services as Investment Adviser and Administrator.

(a) The Trust anticipates that the Fund will employ its capital by investing and reinvesting in investments of the type specified in the Trust’s Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration of Trust”), in the Trust’s By-Laws, as amended from time to time, and in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), and in the manner and to the extent approved by the Board of Trustees of the Trust. Copies of the Registration Statement have been submitted to GEIM.

(b) Subject to the supervision and direction of the Trust’s Board of Trustees, GEIM, as the Fund’s investment adviser, will manage the Fund’s portfolio in accordance with the investment objective and policies of the Fund as stated in the Registration Statement, will make investment decisions for the Fund and will place purchase and sale orders for the Fund’s portfolio transactions.

2846P

(c) Subject to the supervision and direction of the Board of Trustees, GEIM, as administrator will (1) furnish the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing services and certain other services required by the Trust; (2) prepare reports to the shareholders of the Funds; (3) assist in the preparation of tax returns and reports to and filings with the Securities and Exchange Commission (the “Commission”) and state securities law authorities;

(d) GEIM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

(e) GEIM will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information GEIM believes is appropriate for this purpose.

Section 2. Selection of Investments on Behalf of the Fund.

Unless otherwise set forth in the Registration Statement or directed by the Trust, GEIM will, in selecting brokers or dealers to effect transactions on behalf of the Fund select the best overall terms available. In so doing, GEIM may consider the breadth of the market on the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. GEIM may also consider brokerage and research services provided to the Funds and or other accounts over which GEIM or its affiliates exercise investment discretion. The Trust recognizes the desirability of GEIM’s having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to the Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. The Trust, thus, authorizes GEIM, to the extent permitted by applicable law and regulations, to pay higher brokerage commissions for the purchase and sale of securities for the Fund to brokers who provide supplemental investment and market research and security and economic analyses, subject to review by the Trustees of the Trust and from time to time with respect to the extent and continuation of this practice. The Trust understands that the services provided by those brokers may be useful to GEIM in connection with its services to other clients.

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Section 3. Costs and Expenses.

GEIM will bear the cost of rendering the services it is obligated to provide under this Agreement and will, at its own expense, pay the salaries of all officers and employees who are employed by both it and the Trust. GEIM will provide the Fund with investment officers who are authorized by the Trust’s Board of Trustees to execute purchases and sales of securities on behalf of the Fund and will employ a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund. Other expenses to be incurred in the operation of the Fund and not specifically borne by GEIM will be borne by the Fund, including: shareholder servicing fees under the terms of the shareholder servicing and distribution plan adopted by the Trust with respect to the Fund pursuant to Rule 12b-l (the “Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”); charges and expenses of any registrar, the costs of custody, transfer agency and recordkeeping services in connection with the Fund; brokerage fees and commissions; taxes; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing of prospectuses describing the Fund and supplements to those prospectuses to regulatory authorities and the Fund’s shareholders; all expenses incurred in conducting meetings of the Fund’s shareholders and meetings of the Trust’s Board of Trustees relating to the Fund, including fees paid to members of the Trust’s Board of Trustees who are not affiliated with GEIM or any of its affiliates; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of the Fund; fees and travel expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not employees of GEIM, or any of its affiliates; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders; charges and expenses of any outside service used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; fees and expenses of legal counsel, including counsel to the members of the Trust’s Board of Trustees who are not interested persons of the Fund, or GEIM, and independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

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Section 4. Compensation.

In consideration of services rendered pursuant to this Agreement, the Trust will pay GEIM on the Trust’s first business day of each month a fee that is accrued daily at the annual rate of .35% of the value of the Fund’s average daily net assets for the previous month. For the purpose of determining fees payable to GEIM under this Agreement, the value of the Fund’s net assets will be computed in the manner described in the Registration Statement.

Section 5. Excess Expense Reimbursement.

If, in any fiscal year of the Fund, the aggregate expenses of the Fund (including management fees, but excluding interest, taxes, brokerage fees, fees paid with respect to the Fund pursuant to the Plan and, with the prior written consent of the necessary state securities authorities, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, GEIM will reimburse the Trust up to the amount of the Fund’s investment advisory fee. The expense reimbursement payable under the terms of this Section 5 will be estimated, reconciled and paid on a monthly basis.

Section 6. Services to Other Companies or Accounts.

(a) The Trust understands and acknowledges that GEIM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts and the Trust has no objection to GEIM’s so acting, so long as that when the Fund and any account served by GEIM are prepared to invest in, or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Fund and the account. The Trust recognizes that, in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(b) The Trust understands and acknowledges that the persons employed by GEIM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that; nothing contained in this Agreement will be deemed to limit or restrict the right of GEIM or any affiliate of GEIM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

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Section 7. Continuance and Termination of the Agreement.

(a) This Agreement will become effective as of the date the Fund commences its investment operations and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Trustees of the Trust or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement is terminable without penalty, by the Trust on not more than 60 nor less than 30 days’ written notice to GEIM, by vote of holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or by GEIM on not more than 60 nor less than 30 days’ notice to the Trust.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act or in rules adopted under the 1940 Act).

Section 8. Filing of Declaration of Trust.

The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

Section 9. Limitation of Liability.

(a) GEIM will exercise its best judgement in rendering the services described in this Agreement, except that GEIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of GEIM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of GEIM, who may be or become an officer, Trustee, employee or agent of the Trust, will be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering services to, or acting solely for, the Trust and not as an officer, director, employee or agent, or one under the control or direction of, GEIM even though paid by GEIM.

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(b) The Trust and GEIM agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust as provided in the Declaration of Trust. No series of the Trust, including the Fund, will be liable for any claims against any other series.

Section 10. Dates.

This Agreement has been executed by the Trust and GEIM as of January 5, 1993 and will become effective as of the date the Fund first commences its investment operations.

Section 11. Miscellaneous.

The Trust recognizes that directors, officers and employees of GEIM and its affiliates may from time to time serve as directors, trustees, officers and employees of corporations, partnerships, group trusts and business trusts (including other investment companies) and that such other entities may include the initials “GE” or the words “General Electric” as part of their name, and that GEIM or its affiliates may enter into distribution, investment advisory or other agreements with such other corporations and trusts. If GEIM ceases to act as the investment adviser to the Trust, the Trust agrees that, at GEIM’s request, the Trust’s license to use the initials “GE” will terminate and that the Trust will cease and discontinue completely further use of such initials and will take all necessary action to change the name of the Trust and the Fund to a name not including the initials “GE.”

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If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy this Agreement.

GE FUNDS

By:	/s/ Michael J. Cosgrove
Name:	Michael J. Cosgrove
Title:	Chairman of the Board and President

Accepted:

GE INVESTMENT MANAGEMENT INCORPORATED

By:	/s/ Alan M. Lewis
Name:	Alan M. Lewis
Title:	Executive Vice President